SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


                         Date of Report: March 19, 1999
                                        ----------------

                                    PML, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                0-20722                     93-1116123
(State or other jurisdiction of   (Commission                (I.R.S. Employer
         incorporation)            File Number)           Identification Number)


                              27120 SW 95TH Avenue
                            Wilsonville, Oregon 97070
           ----------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (503) 570-2500
                            -------------------------
                           (Issuer's telephone number)

                                       N/A
          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 1.           Changes in Control of Registrant

Not Applicable

Item 2.           Acquisition or Disposition of Assets

Not Applicable

Item 3.           Bankruptcy or Receivership

Not Applicable

Item 4.           Changes in Registrant's Certifying Accountant

(a)      Previous independent accountants

         The  Board  of  Directors  of  PML,  Inc.   dismissed  its  independent
accountants, PricewaterhouseCoopers LLP on March 15, 1999. The reports of PricewaterhouseCoopers LLP on the consolidated financial statements of PML, Inc. as of May 31, 1998 and 1997 and for the years then ended contained no adverse opinions or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits of the consolidated financial statements of PML, Inc. as of May 31, 1998 and 1997 and for the years then ended and through March 15, 1999, there have been no disagreements with PricewaterhouseCoopers LLP on matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the consolidate financial statements for such years. PML, Inc. has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated March 19, 1999 is filed as Exhibit 16.0 to this Form 8-K

(b)      New independent accountants

         PML, Inc. engaged Moss Adams LLP as its new independent accountants as of March 15, 1999.


Item 5.           Other Events

Not Applicable.

Item 6.           Resignations of Registrant's Directors

Not Applicable.

Item 7.           Financial Statements and Exhibits

None.

Item 8.           Changes in Fiscal Year

Not Applicable.

Item 9.           Sales of Equity Securities Pursuant to Regulation S

Not Applicable.

Exhibits.

16.0  PricewaterhouseCoopers LLP letter related to Item 4.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                              PML, Inc.
                                  (Registrant)



         March 19, 1999                              /s/ James N. Weider
         (Date)                                               (Signature)
                                                     James N. Weider
                            Vice President - Finance